Statement of Additional Information Supplement

December 22, 2010

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 22, 2010 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated October 29, 2010:

The Board of Directors of Morgan Stanley Institutional Fund, Inc. has approved investment by the Advantage Portfolio in participation notes. Accordingly, a checkmark is hereby added next to "Participation Notes" under the Advantage Portfolio in the chart included in the section entitled "Investment Policies and Strategies."

Please retain this supplement for future reference.

Statement of Additional Information Supplement

December 22, 2010

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 22, 2010 to the Morgan Stanley Institutional Fund, Inc.

Statement of Additional Information dated April 30, 2010:

The Board of Directors of Morgan Stanley Institutional Fund, Inc. has approved investment by the Focus Growth Portfolio and International Opportunity Portfolio in structured investments. Accordingly, a line item entitled "Structured Investments" with a checkmark is hereby added under the Focus Growth Portfolio and International Opportunity Portfolio in the chart included in the section entitled "Investment Policies and Strategies."

Furthermore, the line item entitled "Structured Products" in the chart included in the section entitled "Investment Policies and Strategies" is hereby renamed "Structured Investments" and the disclosure in the section entitled "Investment Policies and Strategies—Derivatives—Structured Products" is hereby deleted and replaced with the following:

Structured Investments. Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities.

A Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because a Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Please retain this supplement for future reference.